UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 31, 2004.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                     000-30252                 98-0163232
 ----------------------------         -------------          -------------------
  (State or other jurisdiction         (Commission              (IRS Employer
     of  incorporation)                File  Number)         Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item  1.01.  Entry  Into  Material  Definitive  Agreement

     As previously disclosed, Genesis Bioventures, Inc. (the "Company" or "GBI") and Corgenix Medical Corporation ("Corgenix") agreed to an extension to the existing Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") between the two companies. The extension has been executed in the form of Amendment No. 1 (the "Amendment") to the Merger Agreement, a copy of which was filed on Form 8-K on October 20, 2004.

     On December 31, 2004, the parties agreed to extend the deadline for terminating the Merger Agreement to January 15, 2005. Section 14.1 has been amended to allow Corgenix to terminate the Merger Agreement at any time prior to January 15, 2005 if it is not satisfied with the terms or the progress of the new equity financing which is a condition to the closing of the Merger pursuant to section 9.13 of the Merger Agreement. The Parties are still seeking the equity financing, which remains a condition to closing.

     References to the Merger Agreement and the Amendment are qualified in their entirety to the complete text of such documents filed herewith or previously filed with the Securities and Exchange Commission and incorporated herein by reference.

     Capitalized terms used herein and not otherwise defined are used as defined in the Merger Agreement, as amended.

     Item  9.01.  Financial  Statements  and  Exhibits

(c)     Exhibits.
     2.5  Amendment  No.  4 to Amended and Restated Agreement and Plan of Merger


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENESIS  BIOVENTURES,  INC.
                                 (Registrant)

Dated:  January  6,  2005        By   /s/  E.  Greg  McCartney
                                      ---------------------------------
                                      E.  Greg  McCartney
                                      Chairman  and  CEO


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                                  EXHIBIT INDEX

Exhibit
No.      Description
-------  -----------

2.5      Amendment No. 4 to Amended and Restated Agreement and Plan of Merger


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